EQ ADVISORS TRUSTSM

EQ/AB Dynamic Aggressive Growth Portfolio
EQ/AB Dynamic Growth Portfolio
EQ/AB Dynamic Moderate Growth Portfolio
EQ/American Century Moderate Growth Allocation Portfolio
EQ/Franklin Moderate Allocation Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
EQ/Invesco Moderate Allocation Portfolio
EQ/Invesco Moderate Growth Allocation Portfolio
EQ/JPMorgan Growth Allocation Portfolio
ATM International Managed Volatility Portfolio
ATM Large Cap Managed Volatility Portfolio
ATM Mid Cap Managed Volatility Portfolio
ATM Small Cap Managed Volatility Portfolio
EQ/400 Managed Volatility Portfolio
EQ/500 Managed Volatility Portfolio
EQ/2000 Managed Volatility Portfolio
EQ/ClearBridge Select Equity Managed Volatility Portfolio
EQ/Franklin Small Cap Value Managed Volatility Portfolio
EQ/Global Equity Managed Volatility Portfolio
EQ/International Core Managed Volatility Portfolio
EQ/International Managed Volatility Portfolio
EQ/International Value Managed Volatility Portfolio
EQ/Large Cap Core Managed Volatility Portfolio
EQ/Large Cap Growth Managed Volatility Portfolio
EQ/Large Cap Value Managed Volatility Portfolio
EQ/Mid Cap Value Managed Volatility Portfolio

SUPPLEMENT DATED AUGUST 10, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The following change is being made to the Summary Prospectus and Prospectus of each of the Portfolios listed above:

The section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by adding the following sentence immediately after the sentence that reads “Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products”:

Accordingly, volatility management techniques may also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs — Principal Investment Risks” is amended by adding the following information as the sixth paragraph of the risk factor entitled “Volatility Management Risk”:

Insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in a Portfolio have a financial interest in preserving the value of the Portfolio and reducing its volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the Portfolio). To the extent a Portfolio is successful in managing the volatility of returns and downside risk, the insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the Portfolio will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the insurance companies may be significant.